Financial assets at fair value through other comprehensive income (Details 2) - BRL (R$) R$ in Thousands		Dec. 31, 2018		Dec. 31, 2017
Maturity
Due within one year		R$ 75,763,826
From 1 to 5 years		67,290,177
From 5 to 10 years		6,441,750
Over 10 years		17,625,300
No stated maturity		10,929,483
Total		178,050,536	[1]	R$ 0
Amortized cost
Maturity
Due within one year		75,814,113
From 1 to 5 years		65,896,910
From 5 to 10 years		6,189,446
Over 10 years		15,491,407
No stated maturity		11,685,525
Total	[1]	R$ 175,077,401

[1]	In June 2018, the Management decided to reclassify the Securities measured at fair value through other comprehensive income to be measured at amortized cost, in the amount of R$17,022,922 thousand. This reclassification was the result of the alignment of risk and capital management. Without considering this reclassification of the securities it would have been recognized in other comprehensive income fair value changes, a gain in the amount of R$581,991 thousand.